SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: December 11, 1997
                         (Date of earliest event reported)


                         Asset Securitization Corporation
                    Commercial Mortgage Pass-Through Certificates
                                  Series 1997-D5
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             (Exact Name of registrant as specified in its charter)

Delaware                         33-49370-06              13-3672337
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(State or Other Juris-          (Commission          (I.R.S. Employer
diction of Incorporation)        File Number)        Identification Number)


Two World Financial Center, Building B, New York, New York           10281
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(Address of Principal Executive Office)                           (Zip Code)


Registrant's telephone number, including area code:           212-667-9300
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               This Document contains exactly 132 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D5 issued pursuant to a Pooling and Servicing Agreement, dated as of October 24, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the December 16, 1997 monthly distribution report prepared by the Trustee pursuant to Section 4.02(b)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

   (c)     Exhibits


                   Item 601(a) of
                   Regulation S-K
   Exhibit No.     Exhibit No.     Description



   5.1                 99          Monthly distribution report pursuant to
                                   Section 4.2 of the Pooling and Servicing
                                   Agreement for the distribution on
                                   December 16, 1997


   5.2                 99          Comparative Financial Status
                                   Report as of 12/11/97

                                   Delinquent Loan Status Report as of
                                   12/11/97

                                   REO Status Report as of 12/11/97

                                   Historical Loan Modification Report
                                   as of 12/11/97

                                   Historical Loss Estimate Report as of
                                   12/11/97

                                   Watch List Report as of 12/11/97

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                AMRESCO SERVICES, L.P., IN
                                                ITS CAPACITY AS SERVICER
                                                UNDER THE POOLING AND
                                                SERVICING AGREEMENT ON
                                                BEHALF OF ASSET SECURITIZATION
                                                CORPORATION, REGISTRANT





                                                By: s/s Daniel B. Kirby
                                                       Daniel B. Kirby,
                                                       Senior Vice President


                                                By: s/s Sean D. Reilly
                                                       Sean D. Reilly
                                                       Vice President


Date: December 18, 1997

                              EXHIBIT INDEX


                      Item 601(a) of
                      Regulation S-K
      Exhibit No.     Exhibit No.        Description


      5.1                 99             Monthly distribution report pursuant
                                         to Section 4.2 of the Pooling and
                                         Servicing Agreement for the
                                         distribution on December 16, 1997


      5.2                 99             Comparative Financial Status
                                         Report as of 12/11/97

                                         Delinquent Loan Status Report as of
                                         12/11/97

                                         REO Status Report as of 12/11/97

                                         Historical Loan Modification Report
                                         as of 12/11/97

                                         Historical Loss Estimate Report as of
                                         12/11/97

                                         Watch List Report as of 12/11/97